EFFECTIVE November 2
2007 THE COMPANYS NAME HAS
CHANGED TO ARCELORMITTAL
SOUTH AFRICA LIMITED

Exhibit A to Deposit Agreement
No
SponsoredExempt
AMERICAN DEPOSITARY
SHARES Each American
 Depositary Share represents one 1
deposited Ordinary Share
THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES OF
THE
NOMINAL VALUE OF TEN
RAND EACH OF
ISCOR LIMITED
INCORPORATED UNDER THE
LAWS
OF THE REPUBLIC OF SOUTH
AFRICA
      The Bank of New York as
depositary hereinafter called the
Depositary hereby certifies that  or
registered assigns IS THE OWNER
OF
AMERICAN DEPOSITARY
SHARES
representing deposited Ordinary
Shares herein called Shares of Iscor
Limited a company incorporated
under the laws of the Republic of
South Africa  herein called the
Company  At the date hereof each
American Depositary Share
represents the right to receive one 1
Share which is either deposited or
subject to deposit under the deposit
agreement at the Johannesburg South
Africa offices of First National Bank
of Southern Africa Limited French
Bank of South Africa Limited
Nedbank Limited Societe Generale
of South Africa Ltd and The
Standard Bank of South Africa
Limited herein collectively called the
Custodian  The Depositarys
Corporate Trust Office is located at a
different address than its principal
executive office  Its Corporate Trust
Office is located at 101 Barclay
Street New York NY 10286 and its
principal executive office is located
at One Wall Street New York NY
10286
THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET NEW
YORK NY  10286


1.	THE DEPOSIT
AGREEMENT
      This American Depositary
Receipt is one of an issue herein
called Receipts all issued and to be
issued upon the terms and conditions
set forth in the deposit agreement
dated as of September 9 1996 as
amended and restated as of
November 29 1999 herein called the
Deposit Agreement by and among
the Company the Depositary and all
Owners and Beneficial Owners from
time to time of Receipts issued
thereunder each of whom by
accepting a Receipt agrees to
become a party thereto and become
bound by all the terms and
conditions thereof  The Deposit
Agreement sets forth the rights of
Owners and holders of the Receipts
and the rights and duties of the
Depositary in respect of the Shares
deposited thereunder and any and all
other securities property and cash
from time to time received in respect
of  such Shares and held thereunder
such Shares securities property and
cash are herein called Deposited
Securities  Copies of the Deposit
Agreement are on file at the
Depositarys Corporate Trust Office
in New York City and at the office of
the Custodian
      The statements made on the
face and reverse of this Receipt are
summaries of certain provisions of
the Deposit Agreement and are
qualified by and subject to the
detailed provisions of the Deposit
Agreement to which reference is
hereby made Capitalized terms not
defined herein shall have the
meanings set forth in the Deposit
Agreement
2.	SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF SHARES
      Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt and upon
payment of the fee of the Depositary
provided for in Section 509 of the
Deposit Agreement and subject to
the terms and conditions of the
Deposit Agreement the Articles of
Association of the Company the
Deposited Securities and applicable
law the Owner hereof is  entitled to
delivery to him or upon his order of
the Deposited Securities at the time
represented by the American
Depositary Shares for which this
Receipt is issued  Delivery of such
Deposited Securities may be made
by the delivery of a certificates in the
name of the Owner hereof or as
ordered by him or the delivery of
certificates properly endorsed or
accompanied by a proper instrument
or instruments of transfer and b any
other securities property and cash to
which such Owner is then entitled in
respect of this Receipt  Such delivery
will be made at the option of the
Owner hereof either at the office of
the Custodian or at the Corporate
Trust Office of the Depositary
provided that the forwarding of
certificates for Shares or other
Deposited Securities for such
delivery at the Corporate Trust
Office of the Depositary shall be at
the risk and expense of the Owner
hereof
3.	TRANSFERS SPLITUPS
AND COMBINATIONS OF
RECEIPTS
      Subject to the terms and
conditions of the Deposit Agreement
including payment of the fees of the
Depositary as provided in Section
509 thereof the transfer of this
Receipt is registrable without
unreasonable delay on the books of
the Depositary at its Corporate Trust
Office by the Owner hereof in person
or by a duly authorized attorney
upon surrender at the Corporate
Trust Office of the Depositary of this
Receipt properly endorsed for
transfer or accompanied by a proper
instrument or  instruments of transfer
and funds sufficient to pay any
applicable transfer taxes and the
expenses of the Depositary and upon
compliance with such regulations if
any as the Depositary may establish
for such purpose  This Receipt may
be split into other such Receipts or
may be combined with other such
Receipts into one Receipt evidencing
the same aggregate number of
American Depositary Shares as the
Receipt or  Receipts surrendered  As
a condition precedent to the
execution and delivery registration of
transfer splitup combination or
surrender of any Receipt or
withdrawal of any Deposited
Securities the Depositary the
Custodian or Registrar may require
payment from the presentor of the
Receipt of a sum sufficient to
reimburse it for any tax or other
governmental charge and any stock
transfer or registration fee with
respect thereto including any such
tax or charge or fee with respect to
the Shares being deposited or
withdrawn and payment of any
applicable fees as provided in
Section 509 of the Deposit
Agreement may require the
production of proof satisfactory to it
as to the identity and genuineness of
any signature and may also require
compliance with any reasonable
regulations if any  the Depositary
may establish consistent with the
provisions of the Deposit Agreement
or this Receipt
      The delivery of Receipts
against deposits of Shares generally
or against deposits of particular
Shares may be suspended or deposits
of Shares may be refused or   the
transfer of Receipts in particular
instances may be refused or the
registration of transfer splitup or
combination of outstanding Receipts
or the surrender of outstanding
Receipts may be suspended generally
or in particular instances during any
period when the transfer books of the
Depositary or the Company or the
Foreign Registrar if applicable are
closed or if any such action is
deemed necessary or advisable by
the Depositary or the Company at
any time or from time to time
because of any requirement of law or
of any government or governmental
body or commission or under any
provision of the Deposit Agreement
or this Receipt or for any other
reason subject to the provisions of
the following sentence
Notwithstanding anything to the
contrary in the Deposit Agreement or
this Receipt the surrender of
outstanding Receipts and withdrawal
of Deposited Securities may not be
suspended except for  i temporary
delays caused by closing  the transfer
books of the Depositary or the
Company or the deposit of Shares in
connection with voting at a
shareholders meeting or the payment
of dividends ii the payment of fees
taxes and similar charges and iii
compliance with any US or foreign
laws or governmental regulations
relating to the Receipts or to the
withdrawal of the Deposited
Securities Without limitation of the
foregoing the Depositary shall not
knowingly accept for deposit under
the Deposit Agreement any Shares
required to be registered under the
provisions of the Securities Act
unless a registration statement is in
effect as to such Shares
4.	LIABILITY OF OWNER
FOR TAXES
      If any tax or other
governmental charge shall become
payable with respect to any Receipt
or any Deposited Securities
represented by the American
Depositary Shares evidenced by  any
Receipt such tax or other
governmental charge shall be
payable by the Owner or Beneficial
Owner of such Receipt to the
Depositary  The Depositary may and
upon receipt of instructions from the
Company shall refuse to effect
registration of transfer of such
Receipt or any splitup or
combination thereof or any
withdrawal of Deposited Securities
represented by the American
Depositary Shares evidenced by such
Receipt until such payment is made
and may withhold any dividends or
other distributions in respect of any
Deposited Securities or may sell for
the account of the Owner or
Beneficial Owner thereof any part or
all of the Deposited Securities
represented by the American
Depositary Shares evidenced by such
Receipt and may apply such
dividends or other distributions or
the proceeds of any such sale in
payment of such tax or other
governmental charge and the Owner
or Beneficial Owner of such Receipt
shall remain liable for any deficiency
5.	WARRANTIES OF
DEPOSITORS
      Every person depositing
Shares hereunder shall be deemed
thereby to represent and warrant that
such Shares and each certificate
therefor are validly issued fully paid
non assessable and free of any
preemptive rights of the holders of
outstanding Shares and that the
person making such deposit is duly
authorized to do so  Every such
person shall also be deemed to
represent that such Shares are not
and the  Receipts evidencing
American Depositary Shares
representing such Shares would not
be Restricted Securities Such
representations and warranties shall
survive the deposit of such Shares
and the issuance of Receipts
6.	FILING PROOFS
CERTIFICATES AND OTHER
INFORMATION
      Any person presenting Shares
for deposit or any Owner or
Beneficial Owner of a Receipt may
be required from time to time to file
with the Depositary or the Custodian
such proof of citizenship or
residence exchange control approval
proof of the identity of any person
legally or beneficially interested in
the Receipt and the nature of such
interest proof of compliance with all
applicable laws and regulations and
provisions of or governing Deposited
Securities and the terms of the
Deposit Agreement or such
information relating to the
registration on the books of the
Company or  the Foreign Registrar if
applicable of the Shares presented
for deposit or other information to
execute such certificates and to make
such representations and warranties
as the Depositary may deem
necessary or proper or as the
Company may reasonably require by
written request to the Depositary
The Depositary agrees to comply
with reasonable written instructions
received from the Company
requesting that the Depositary
forward any such requests to the
Owners  The Depositary may and at
the reasonable written request of the
Company shall withhold the delivery
or registration of transfer of any
Receipt or the distribution of any
dividend or distribution of rights or
of  the sale proceeds thereof or the
delivery of any Deposited Securities
until such proof or other information
is filed or such certificates are
executed or such representations and
warranties made  No Share shall be
accepted for deposit unless
accompanied by evidence
satisfactory to the Depositary if any
is required by the Depositary that all
conditions to such deposit have been
satisfied by the person depositing
such Shares under South African
laws and regulations and that  any
necessary approval has been granted
by the governmental authority or
body in the Republic of South Africa
if any which is then performing the
function of the regulation of
currency exchange or any other
function which requires approval for
the deposit of Shares  Each Owner
and Beneficial Owner agrees to
provide any information requested
by the Company or the Depositary
pursuant to this paragraph
7.	CHARGES OF
DEPOSITARY
      The Company agrees to pay
the fees and reasonable expenses  of
the Depositary and those of any
Registrar only in accordance with the
agreements in writing entered into
between the Depositary and the
Company from time to time  The
Depositary shall present its statement
for such charges and expenses to the
Company once every three months
The charges and expenses of the
Custodian are for the sole account of
the Depositary
      The following charges shall
be incurred by any party depositing
or withdrawing Shares or by any
party surrendering Receipts or to
whom Receipts are issued including
without limitation issuance pursuant
to a stock dividend or stock split
declared by the Company or an
exchange of stock regarding the
Receipts or Deposited Securities or a
distribution of Receipts pursuant to
Section 403 of the Deposit
Agreement whichever applicable 1
taxes and other governmental
charges 2 such registration fees as
may from time to time  be in effect
for the registration of transfers of
Shares generally on the Share
register of the Company or the
appointed agent of the Company for
transfer and registration of the
Shares and accordingly applicable to
transfers of Shares to the name of the
Depositary or its nominee or the
Custodian or its nominee on the
making of deposits or withdrawals
hereunder 3 such cable telex and
facsimile transmission expenses as
are expressly provided in the Deposit
Agreement to be at the expense of
persons depositing Shares or Owners
4 such expenses as are incurred by
the Depositary in the conversion of
Foreign Currency pursuant to
Section 405 of the Deposit
Agreement 5 a fee not in excess of
$500 per 100 American Depositary
Shares or portion thereof for the
execution and delivery of Receipts
pursuant to Section 203 the
execution and delivery of Receipts
pursuant to Section 403 and the
surrender of Receipts pursuant to
Section 205 of the Deposit
Agreement 6 a fee not in excess of
$02 per American Depositary Share
or portion thereof for any cash
distribution made pursuant to the
Deposit Agreement including but not
limited to Sections 401 through 404
thereof and 7 a fee for the
distribution of proceeds of sales of
securities or rights pursuant to
Sections 402 or 404 of the Deposit
Agreement such fee  which may be
deducted from such proceeds being
in an amount equal to the lesser of i
the fee for the issuance of American
Depositary Shares referred to above
which would have been charged as a
result of the deposit by Owners of
securities for purposes of this clause
7 treating all such securities as if
they were Shares or Shares received
in exercise of rights distributed to
them pursuant to Sections 402 or 404
respectively of the Deposit
Agreement but which securities
rights are instead sold by the
Depositary and the net proceeds
distributed and ii the amount of such
proceeds
      The Depositary subject to
Section 209 of the Deposit
Agreement may own and deal in any
class of securities of the Company
and its affiliates and in Receipts
8.	LOANS AND
PRERELEASE OF SHARES AND
RECEIPTS
      The Depositary may issue
Receipts against rights to receive
Shares from the Company or any
agent of the Company recording
Share ownership  No such issue of
Receipts will be deemed a
PreRelease subject to the restrictions
of the following paragraph
      Unless requested in writing
by the Company to cease doing so
the Depositary may notwithstanding
Section 203 of the Deposit
Agreement execute and deliver
Receipts prior to the receipt of
Shares pursuant to Section 202 of the
Deposit Agreement PreRelease of
Receipts and may deliver Shares
prior to the receipt and cancellation
of Receipts if the person to whom
such Shares are to be delivered is a
banking institution organized
pursuant to the laws of the Republic
of South Africa South African Bank
PreRelease of Shares  PreRelease of
Receipts and PreRelease of Shares
are collectively referred to herein as
PreRelease  The Depositary may
pursuant to Section 205 of the
Deposit Agreement deliver Shares
upon the receipt and cancellation of
Receipts which have been
PreReleased whether or not such
cancellation is prior to the
termination of such PreRelease of
Shares or the Depositary knows that
such Receipt has been PreReleased
The Depositary may receive Receipts
in lieu of Shares in satisfaction of a
PreRelease  Each PreRelease will be
a preceded or accompanied by a
written representation from the
person to whom Receipts or Shares
are to be delivered PreReleasee that
such PreReleasee or its customer i
owns the Shares or Receipts to be
remitted as the case may be and ii
assigns all beneficial right title and
interest in such Shares or Receipts as
the case may be to the Depositary  in
its capacity as such and for the
benefit of the Owners and iii will not
take any action with respect to such
Shares or Receipts as the case may
be that is inconsistent with the
transfer of beneficial ownership
including without the consent of the
Depositary disposing of such Shares
or Receipts as the case may be other
than in satisfaction of such
PreRelease b  at all times fully
collateralized with cash or such other
collateral as the Depositary deems
appropriate and in connection with
the PreRelease of Shares preceded or
accompanied by an  unconditional
guaranty by the PreReleasee to
deliver  Receipts for cancellation on
the same calendar day on which the
Shares are delivered to the
PreReleasee or if such Receipts are
not so delivered to return the Shares
c terminable by the Depositary on
not more than five 5 business days
notice and d subject to such further
indemnities and credit regulations as
the Depositary deems appropriate
The number of American Depositary
Shares which are outstanding at any
time as a result of PreReleases will
not normally exceed thirty percent
30% of the Shares deposited
hereunder provided however that the
Depositary reserves the right to
change or disregard such limit from
time to time as it deems appropriate
and may with the prior written
consent of the Company change such
limit for purposes of general
application  The Depositary will also
set dollar limits with respect to
PreRelease transactions to be entered
into hereunder with any particular
PreReleasee on a casebycase basis as
the Depositary deems appropriate
For purposes of enabling the
Depositary to fulfill its obligations to
the Owners under the Deposit
Agreement the collateral referred to
in clause b above shall be held by the
Depositary as security for the
performance of the PreReleasees
obligations to the Depositary in
connection with a PreRelease
transaction including the
PreReleasees obligation to deliver
Shares or Receipts upon termination
of a PreRelease transaction and shall
not  for the avoidance of doubt
constitute Deposited Securities
hereunder
      The Depositary may retain
for its own account any
compensation received by it in
connection with the foregoing
9.	TITLE TO RECEIPTS
      It is a condition of this
Receipt and every successive Owner
and Beneficial Owner of this Receipt
by accepting or holding the same
consents and agrees that title to this
Receipt when properly endorsed or
accompanied by a proper instrument
or instruments of transfer and
transferred in accordance with the
terms of the Deposit Agreement
including without limitation Sections
204 and 206 thereof is transferable
by delivery with the same effect as in
the case of a negotiable instrument
under the laws of New York
provided however that the Company
and the Depositary notwithstanding
any notice to the contrary may treat
the person in whose name this
Receipt is registered on the books of
the Depositary as the absolute owner
hereof for the purpose of
determining the person entitled to
distribution of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement and for all other purposes
and neither the Depositary nor the
Company shall have any obligation
or be subject to any liability under
the Deposit Agreement to any holder
of a Receipt unless such holder is the
Owner or Beneficial Owner thereof
10.	VALIDITY OF RECEIPT
      This Receipt shall not be
entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose unless
this Receipt shall have been executed
by the Depositary by the manual or
facsimile signature of a duly
authorized signatory of the
Depositary and if a Registrar for the
Receipts shall have been appointed
countersigned by the  manual or
facsimile signature of a duly
authorized officer of the Registrar
11.	REPORTS INSPECTION
OF TRANSFER BOOKS
      The Company currently
furnishes the Securities and
Exchange Commission hereinafter
called the Commission with certain
public reports and documents
required by foreign law or otherwise
under Rule 12g32b under the
Securities Exchange Act of 1934
Such reports and communications
will be available for inspection and
copying at the public reference
facilities maintained by the
Commission located at 450 Fifth
Street NW Washington DC 20549  If
at any time the Company is neither a
reporting company under Section 13
or 15d of the Securities Exchange
Act nor exempt from the reporting
requirements of the Securities
Exchange Act pursuant to
Rule 12g32b thereunder as
determined by the Office of
International Corporate Finance of
the Commission the Company shall
immediately so notify the Depositary
and the Depositary may so notify the
Owners in writing at the Companys
expense
      The Depositary will make
available for inspection by Owners
of Receipts at its Corporate Trust
Office any reports and
communications including any proxy
soliciting material received from the
Company which are both a received
by the Depositary or the Custodian
as the holder of the Deposited
Securities and b made generally
available to the holders of such
Deposited Securities by the
Company  The Depositary will also
send to Owners of Receipts copies of
such reports when furnished by the
Company pursuant to Section 506 of
the Deposit Agreement
      The Depositary will keep
books at its Corporate Trust Office
for the registration of Receipts and
transfers of Receipts which at all
reasonable times shall be open for
inspection by the Owners of Receipts
provided that such inspection shall
not be for the purpose of
communicating with Owners of
Receipts in the interest of a business
or object other than the business of
the Company or a matter related to
the Deposit Agreement or the
Receipts
12.	DIVIDENDS AND
DISTRIBUTIONS
      Whenever the Depositary or
the Custodian receives any cash
dividend or other cash distribution
on any Deposited Securities the
Depositary will if at the time of
receipt thereof any amounts received
in a Foreign Currency can in the
judgment of the Depositary be
converted on a reasonable basis into
Dollars transferable to the United
States and subject to the Deposit
Agreement as promptly as
practicable convert such dividend or
distribution into Dollars and will
distribute by checks drawn on a bank
or banks in the United States the
amount thus received to the Owners
of Receipts entitled thereto provided
however that in the event that the
Company or the Depositary is
required to withhold and does
withhold from any cash dividend or
other cash distribution in respect of
any Deposited Security an amount
on account of taxes or other
governmental charges the amount
distributed to the Owners of the
Receipts evidencing American
Depositary Shares representing such
Deposited Securities shall be reduced
accordingly
      Subject to the provisions of
Section 411 and 509 of the Deposit
Agreement whenever the Depositary
receives any distribution other than a
distribution described in Sections
401 403 or 404 of the Deposit
Agreement the Depositary will cause
the securities or property received by
it to be distributed to the Owners of
Receipts entitled thereto after the
deduction  or upon payment of any
fees or other governmental charges
in any manner that the Depositary
may deem equitable and practicable
for accomplishing such distribution
provided however that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the Owners
of Receipts entitled thereto or if for
any other reason the Depositary
deems such distribution not to be
feasible the Depositary may  after
Consultation with the Company to
the extent practical adopt such
method as it may deem equitable and
practicable for the purpose of
effecting such distribution including
but not limited to the public or
private sale of the securities or
property thus received or any part
thereof and the net proceeds of any
such sale net of the fees of the
Depositary as provided in Section
509 of the Deposit Agreement shall
be distributed by the Depositary to
the Owners of Receipts entitled
thereto as in the case of a distribution
received in cash pursuant to Section
401 of the Deposit Agreement
provided however that no
distribution to Owners shall be
unreasonably delayed by any action
of the Depositary or any of its agents
      If any distribution consists of
a dividend in or free distribution of
Shares the Depositary may and shall
if the Company shall so request
instruct the Company to deposit or
cause such Shares to be deposited
with or credited to the account of the
Custodian and  distribute to the
Owners of outstanding Receipts
entitled thereto additional Receipts
evidencing an aggregate number of
American Depositary Shares
representing the amount of Shares
received as such dividend or free
distribution subject to the terms and
conditions of the Deposit Agreement
with respect to the deposit of Shares
and the issuance of American
Depositary Shares evidenced by
Receipts including the withholding
of any tax or other governmental
charges as provided in Section 411
of the Deposit Agreement and the
payment of the fees of the
Depositary as  provided in Section
509 of the Deposit Agreement  In
lieu of delivering Receipts for
fractional American Depositary
Shares in any such case the
Depositary will sell the amount of
Shares represented by the aggregate
of such fractions and distribute the
net proceeds all in the manner and
subject to the conditions set forth in
the Deposit Agreement provided
however that no distribution to
Owners shall be unreasonably
delayed by any action of the
Depositary or any of its agents  If
additional Receipts are not so
distributed each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby
      In the event that the
Depositary determines that any
distribution in property including
Shares and rights to subscribe
therefor is subject to any tax or other
governmental charge which the
Depositary is obligated to withhold
the Depositary may by public or
private sale dispose of all or a
portion of such property including
Shares and rights to subscribe
therefor in such amounts and in such
manner as the Depositary deems
necessary and practicable to pay any
such taxes or charges and the
Depositary shall distribute the net
proceeds of any such sale after
deduction of such taxes or charges to
the Owners of Receipts entitled
thereto  The Depositary or its agent
shall use reasonable efforts to make
and maintain arrangements enabling
Owners who are citizens or residents
of the United States to receive tax
credits or other benefits pursuant to
treaty or otherwise relating to
dividend payments on the American
Depositary Shares
13.	CONVERSION OF
FOREIGN CURRENCY
      Whenever the Depositary
shall receive Foreign Currency by
way of dividends or other
distributions or the net proceeds
from the sale of securities property
or rights and if at the time of the
receipt thereof the Foreign Currency
so received  can in the judgment of
the Depositary be converted on a
reasonable basis into Dollars and the
resulting Dollars transferred to the
United States the Depositary shall
convert or cause to be converted as
promptly as practicable by sale or in
any other manner that it may
determine such Foreign Currency
into Dollars and such Dollars shall
be distributed to the Owners entitled
thereto or if the Depositary shall
have distributed any warrants or
other instruments which entitle the
holders thereof to such Dollars then
to the holders of such warrants
and/or instruments as applicable
upon surrender thereof for
cancellation in whole or in part
depending upon the terms of such
warrants or other instruments  Such
distribution may be made upon an
averaged or other practicable basis
without regard to any distinctions
among Owners on account of
exchange restrictions the date of
delivery of any Receipt or otherwise
and shall be net of any expenses of
conversion into Dollars incurred by
the Depositary as provided in
Section 509 of the Deposit
Agreement
      If such conversion or
distribution can be effected only with
the approval or license of any
government or agency thereof the
Depositary shall file such application
for approval or license if any as it
may deem desirable
      If at any time the Depositary
shall determine in its judgment that
any Foreign Currency received by
the Depositary is not convertible on a
reasonable basis into Dollars
transferable to the United States or if
any approval or license of any
government or agency thereof which
is required for such conversion is
denied or in the opinion of the
Depositary is not obtainable or if any
such approval or license is not
obtained within a reasonable period
as determined by the Depositary the
Depositary may distribute the
Foreign Currency  or an appropriate
document evidencing the right to
receive such Foreign Currency
received by the Depositary to or in
its  discretion may hold such Foreign
Currency uninvested and without
liability for interest thereon for the
respective accounts of the Owners
entitled to receive the same
      If any such conversion of
Foreign Currency in whole or in part
cannot be effected for distribution to
some of the Owners entitled thereto
the Depositary may in its discretion
make such conversion and
distribution in Dollars to the extent
permissible to the Owners entitled
thereto and may distribute the
balance of the Foreign Currency
received by the Depositary to or hold
such balance uninvested and without
liability for interest thereon for the
respective accounts of the Owners
entitled thereto
14.	RIGHTS
      In the event that the
Company shall offer or cause to be
offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or
any rights of any other nature the
Depositary  after Consultation with
the Company to the extent
practicable shall have discretion as to
the procedure to be followed in
making such rights available to any
Owners or in disposing of such rights
on behalf of any Owners and making
the net proceeds available in Dollars
to such Owners or if by the terms of
such rights offering or for any other
reason it would be unlawful or
infeasible for the Depositary to either
make such rights available to any
Owners or dispose of such rights and
make the net proceeds available to
such Owners then the Depositary
shall allow the rights to lapse  If at
the time of the offering of any rights
the Depositary determines in its
discretion that it is lawful and
feasible to make such rights
available to all Owners or to certain
Owners but not to other Owners the
Depositary may distribute to any
Owner to whom it determines the
distribution to be lawful and feasible
in proportion to the number of
American Depositary Shares held by
such Owner warrants or  other
instruments therefor in such form as
it deems appropriate  If the
Depositary determines in its
discretion that it is not lawful and
feasible to make such rights
available to certain Owners it may
sell the rights or warrants or other
instruments in proportion to the
number of American Depositary
Shares held by the Owners to whom
it has determined it may not lawfully
or feasibly make such rights
available and allocate the net
proceeds of such sales net of the fees
of the Depositary as provided in
Section 509 of the Deposit
Agreement for the account of such
Owners otherwise entitled to such
rights warrants or other instruments
upon an averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange restrictions or
the date of delivery of any Receipt or
otherwise  The Depositary shall not
be responsible for any failure to
determine that it may be lawful or
feasible to make such rights
available to Owners in general or any
Owner in particular
      In circumstances in which
rights would otherwise not be
distributed if an Owner of Receipts
requests the distribution of warrants
or other instruments in order to
exercise the rights allocable to the
American Depositary Shares of such
Owner hereunder the Depositary will
make such rights available to such
Owner upon written notice from the
Company to the Depositary that a the
Company has elected in its sole
discretion to permit such rights to be
exercised and b such Owner has
executed such documents as the
Company has determined in its sole
discretion are reasonably required
under applicable law
      If the Depositary has
distributed warrants or other
instruments for rights to all or certain
Owners then upon instruction
pursuant to such warrants or other
instruments to the Depositary from
such an Owner to exercise such
rights upon payment by such Owner
to the Depositary for the account  of
such Owner of an amount equal to
the purchase price of the Shares to be
received upon the exercise of the
rights and upon payment of the fees
of the Depositary and any other
charges as set forth in such warrants
or other instruments the Depositary
shall on behalf of such Owner
exercise the rights and purchase the
Shares and the Company shall cause
the Shares so purchased to be
delivered to the Depositary on behalf
of such Owner  As agent for such
Owner the Depositary will cause the
Shares so purchased to be deposited
pursuant to Section 202 of the
Deposit Agreement and shall
pursuant to Section 203 of the
Deposit Agreement execute and
deliver Receipts to such Owner  In
the case of a distribution pursuant to
the second paragraph of this section
such Receipts shall be legended in
the manner provided in Section 201
of the Deposit Agreement and in
accordance with appropriate US law
and shall be subject to the
appropriate restrictions on sale
deposit cancellation and transfer
provided under the Deposit
Agreement
      If the Depositary determines
in its discretion that it is not lawful
and feasible to make such rights
available to all or certain Owners it
shall use its best efforts to sell the
rights warrants or other instruments
in proportion to the number of
American Depositary Shares held by
the Owners to whom it has
determined it may not lawfully or
feasibly make such rights available
and allocate the net proceeds of such
sales net of the fees of the
Depositary as provided in Section
509 of the Deposit Agreement and
all taxes and governmental charges
payable in connection with such
rights and subject to the terms and
conditions of the Deposit Agreement
for the account of such Owners
otherwise entitled to such rights
warrants or other instruments upon
an averaged or other practical basis
without regard to any distinctions
among such Owners because of
exchange restrictions or the date of
delivery of any Receipt or otherwise
      The Depositary will not offer
rights to Owners unless both the
rights and the securities to which
such rights relate are either exempt
from registration under the Securities
Act with respect to a distribution to
Owners or are registered under the
provisions of such Act provided that
the Company shall have no
obligation to file a registration
statement with respect to such rights
or underlying securities or to
endeavor to have such a registration
statement declared effective  If an
Owner of Receipts requests the
distribution of warrants or other
instruments notwithstanding that
there has been no such registration
under such Act the Depositary shall
not effect such distribution unless it
has received an opinion from
recognized counsel in the United
States for the Company upon which
the Depositary may rely that such
distribution to such Owner is exempt
from such registration
      The Depositary shall not be
responsible for any failure to
determine that it may be lawful or
feasible to make such rights
available to Owners in general or any
Owner in particular
15.	RECORD DATES
      Whenever any cash dividend
or other cash distribution shall
become payable or any distribution
other than cash shall be made or
whenever rights shall be issued with
respect to the Deposited Securities or
whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share or whenever the
Depositary shall receive notice of
any meeting of holders of Shares or
other Deposited Securities the
Depositary shall fix a record date a
for the determination of the Owners
of Receipts who shall be i entitled to
receive such dividend distribution or
rights or the net proceeds of the sale
thereof or ii entitled to give
instructions for the exercise of voting
rights at any such meeting or b for
fixing the date on  or after which
each American Depositary Share will
represent the changed number of
Shares  Subject to the provisions of
Sections 401 through 405 of the
Deposit Agreement and to the other
terms and conditions of the Deposit
Agreement the Owners on such
record date shall be entitled as the
case may be to receive the amount
distributable by the Depositary with
respect to such dividend or other
distribution or such rights or the net
proceeds of sale thereof in
proportion to the number of
American Depositary Shares
evidenced by Receipts held by them
respectively and to give voting
instructions to exercise the rights of
Owners hereunder with respect to
such changed number of Shares and
to act in respect of any other such
matter  Such record date shall be to
the extent practicable the same as the
corresponding record date
established by the Company for the
same purpose and if this is not
practicable shall be fixed after
Consultation with the Company
16.	VOTING OF DEPOSITED
SECURITIES
      Upon receipt of notice of any
meeting of holders of Shares or other
Deposited Securities if requested in
writing by the Company the
Depositary shall as soon as
practicable thereafter mail to the
Owners a notice the form of which
notice shall be in the sole discretion
of the Depositary which shall contain
a such information as is contained in
such notice of meeting received by
the Depositary from the Company
b a statement that the Owners as of
the close of business on a specified
record date will be entitled subject to
any applicable provisions of South
African law of the Deposited
Securities and of the Articles of
Association of the Company to
instruct the Depositary as to the
exercise of the voting rights if any
pertaining to the amount of Shares or
other Deposited Securities
represented by their respective
American Depositary Shares and c a
statement as to the manner in which
such instructions may be given
including when applicable an express
indication that instructions may be
given or if applicable will be deemed
given in accordance with the second
paragraph of Section 407 of the
Deposit Agreement if no instruction
is received to the Depositary to give
a discretionary proxy to a person
designated by the Company  Upon
the written  or deemed request of an
Owner on such record date received
on or before the date established by
the Depositary for such purpose the
Depositary shall endeavor insofar as
practicable to vote or cause to be
voted  or to grant a discretionary
proxy to a person designated by the
Company to vote  the amount of
Shares or other Deposited Securities
the right to receive which is
represented by the American
Depositary Shares evidenced by such
Owners Receipt in accordance with
any instructions set forth in such
request  The Depositary shall not and
the Depositary shall ensure that each
Custodian or any of its nominees
shall not vote or attempt to exercise
the right to vote that attaches to the
Shares or other Deposited Securities
other than in accordance with such
instructions
      If the Depositary does not
receive instructions from an Owner
on or before the date established by
the Depositary for such purpose such
Owner shall be deemed and the
Depositary shall deem such Owner
to have instructed the Depositary to
give a discretionary proxy to a
person designated by the Company
to vote the underlying Shares
provided that no such discretionary
proxy shall be deemed given with
respect to any matter as to which the
Company informs the Depositary in
writing at the time notice of any
meeting or solicitation of consents or
proxies is received by the Custodian
to the effect that i the Company does
not wish such proxy given ii
substantial opposition exists or iii the
rights of holders of Shares will be
materially and adversely affected
17.	CHANGES AFFECTING
DEPOSITED SECURITIES
      In circumstances where the
provisions of Section 403 of the
Deposit Agreement do not apply
upon any change in nominal value
change in par value splitup
consolidation or any other
reclassification of Deposited
Securities or upon any
recapitalization reorganization
merger or consolidation or sale of
assets affecting the Company or to
which it is a party any securities
which shall be received by the
Depositary or a Custodian in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under the Deposit
Agreement and American Depositary
Shares shall thenceforth represent in
addition to the existing Deposited
Securities if any the right to receive
the new Deposited Securities so
received in exchange or conversion
unless additional Receipts are
delivered pursuant to the following
sentence  In any such case the
Depositary may after  giving notice
to the Company and shall if the
Company shall so request execute
and deliver additional Receipts as in
the case of a dividend on the Shares
or call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such new
Deposited Securities
18.	LIABILITY OF THE
COMPANY AND DEPOSITARY
      Neither the Depositary nor
the Company nor any of their
directors employees agents or
affiliates shall incur any liability to
any Owner or Beneficial Owner of
any Receipt if by reason of any
provision of any present or future
law regulation order decree
moratorium or fiat of the United
States the Republic of South Africa
or any other country or of any
governmental or regulatory authority
or stock exchange including
NASDAQ or by reason of any
provision present or future of the
Articles of Association of the
Company or by reason of any
provision of any securities issued or
distributed by the Company or any
offering or distribution thereof  or by
reason of any act of God or war or
other circumstances beyond its
control the Depositary or the
Company or any of their directors
employees agents or affiliates shall
be prevented delayed or forbidden
from or be subject to any civil or
criminal penalty on account of doing
or performing any act or thing which
by the terms of the Deposit
Agreement or the Deposited
Securities it is provided shall be done
or performed nor shall the
Depositary nor the Company nor any
of their respective directors
employees agents or affiliates  incur
any liability to any Owner or
Beneficial Owner of any Receipt by
reason of any nonperformance or
delay caused as aforesaid in the
performance of any act or thing
which by the terms of the Deposit
Agreement it is provided shall or
may be done or performed or by
reason of any exercise of or failure to
exercise any discretion provided for
in the Deposit Agreement or the
Articles of Association of the
Company  Where by the terms of a
distribution pursuant to Sections 401
402 or 403 of the Deposit Agreement
or an offering or distribution
pursuant to Section 404 of the
Deposit Agreement because of
applicable law or for any other
reason such distribution or offering
may not be made available to
Owners and the Depositary may not
dispose of such distribution or
offering on behalf of such Owners
and make the net proceeds available
to such Owners then the Depositary
shall not make such distribution or
offering and shall allow any rights if
applicable to lapse
      Neither the Company nor the
Depositary assumes any obligation
or shall be subject to any liability
under the Deposit Agreement to
Owners or Beneficial Owners of
Receipts except that they agree to
perform their obligations specifically
set forth in the Deposit Agreement
without negligence or bad faith  The
Depositary shall not be subject to
any liability with respect to the
validity or worth of the Deposited
Securities  Neither the Depositary
nor the Company shall be  under any
obligation to appear in prosecute or
defend any action suit or other
proceeding in respect of any
Deposited Securities or in respect of
the Receipts which in its opinion
may involve it in expense or liability
unless indemnity satisfactory to it in
its sole discretion against all expense
and liability shall be furnished as
often as may be required and the
Custodian shall not be under any
obligation whatsoever with respect to
such proceedings the responsibility
of the Custodian being solely to the
Depositary  Neither the Depositary
nor the Company shall be liable for
any action or nonaction by it in
reliance upon the advice of or
information from legal counsel
accountants any person presenting
Shares for deposit any Owner or
holder of a Receipt or any other
person believed by it in good faith to
be competent to give such advice or
information including but not limited
to any such action or nonaction
based upon any written notice
request direction or other document
believed by it to be genuine and to
have been signed or presented by the
proper party or parties  The
Depositary shall not be responsible
for any failure to carry out any
instructions to vote any of the
Deposited Securities or for the
manner in which any such vote is
cast or the effect of any such vote
provided that any such action or
nonaction is in good faith  The
Depositary shall not be liable for any
acts or omissions made by a
successor depositary whether in
connection with a previous act or
omission of the Depositary or in
connection with a matter arising
wholly after the removal or
resignation of the Depositary
provided that in connection with the
issue out of which such potential
liability arises the Depositary
performed its obligations without
negligence or bad faith while it acted
as Depositary
      The Company agrees to
indemnify the Depositary its
directors employees agents and
affiliates and any Custodian against
and hold each of them harmless from
any liability or  expense including
but not limited to the reasonable fees
and expenses of counsel which may
arise out of acts performed or
omitted in accordance with the
provisions of the Deposit Agreement
and of the Receipts as the same may
be amended modified or
supplemented from time to time i by
either the Depositary or any
Custodian or their respective
directors employees agents and
affiliates except for any liability or
expense arising out of the negligence
of any of them or the failure of any
of them to act in good faith ii by the
Company or any of its directors
employees agents and affiliates  The
indemnities contained in the
preceding sentence shall not extend
to any liability or expense which
arises out of a a PreRelease as
defined in Section 209 of the Deposit
Agreement of a Receipt or Receipts
and which would not otherwise have
arisen had such Receipt or Receipts
not been the subject of a PreRelease
or b a PreRelease as defined in
Section 209 of the Deposit
Agreement of a Share or Shares and
which would not otherwise have
arisen had such Share or Shares not
been the subject of a PreRelease
provided however that for the
avoidance of doubt the indemnities
provided in the preceding sentence
shall apply to any such liability or
expense subject to the limitations
contained in the preceding sentence
to the extent that such liability or
expense would have arisen had a
Receipt or Receipts not been the
subject of a PreRelease
      The Depositary agrees to
indemnify the Company its directors
employees agents and affiliates and
hold them harmless from any
liability or expense including but not
limited to the reasonable fees and
expenses of counsel which may arise
out of acts performed or omitted by
the Depositary or its Custodian or
their respective directors employees
agents and affiliates due to their
negligence or failure to act in good
faith
      No disclaimer of liability
under the Securities Act is intended
by any provision of the Deposit
Agreement
19.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY
      The Depositary may at any
time resign as Depositary hereunder
by written notice of its election so to
do delivered to the Company such
resignation to take effect upon the
appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement  The Depositary
may at any time be removed by the
Company by written notice of such
removal effective upon the
appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement  Whenever the
Depositary in its discretion
determines that it is in the best
interest of the Owners of Receipts to
do so it may appoint a substitute or
additional custodian or custodians
Promptly after any such registration
discharge or appointment the
Depositary shall give notice thereof
in writing to all Owners
20.	AMENDMENT
      The form of the Receipts and
any provisions of the Deposit
Agreement may at any time and from
time to time be amended without the
consent of the Owners or Beneficial
Owners by agreement between the
Company and the Depositary in any
respect which they may deem
necessary or desirable  Any
amendment which shall impose or
increase any fees or charges other
than taxes and other governmental
charges registration fees cable telex
or facsimile transmission costs
delivery costs or other such expenses
or which shall otherwise prejudice
any substantial existing right of
Owners of Receipts shall however
not become effective as to
outstanding Receipts until the
expiration of thirty days after notice
of such amendment pursuant to
Section 705 of the Deposit
Agreement shall have been given to
the Owners of outstanding Receipts
Every Owner and Beneficial Owner
of a Receipt at the  time any
amendment so becomes effective
shall be deemed by continuing to
hold such Receipt to consent and
agree to such amendment and to be
bound by the Deposit Agreement as
amended thereby
21.	TERMINATION OF
DEPOSIT AGREEMENT
      The Depositary shall at any
time at the direction of the Company
terminate the Deposit Agreement by
mailing notice of such termination to
the Owners of all Receipts then
outstanding at least 30 days prior to
the date fixed in such notice for such
termination  The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of such
termination to the Company and the
Owners of all Receipts then
outstanding if at any time 90 days
shall have expired after the
Depositary shall have delivered to
the Company a written notice of its
election to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement  On and after the
date of termination the Owner of a
Receipt will upon a surrender of such
Receipt at the Corporate Trust Office
of the Depositary b payment of the
fee of the Depositary for the
surrender of Receipts referred to in
Section 205 of the Deposit
Agreement and c payment of any
applicable taxes or governmental
charges will be entitled to delivery to
him or upon his order of the amount
of Deposited Securities represented
by the American Depositary Shares
evidenced by such Receipt  If any
Receipts shall remain outstanding
after the date of termination the
Depositary thereafter shall
discontinue the registration of
transfers of Receipts shall suspend
the distribution of dividends and
other distributions to the Owners
thereof and shall not give any further
notices or perform any further acts
under the Deposit Agreement except
that the Depositary shall continue to
collect dividends and other
distributions pertaining to Deposited
Securities shall sell rights and other
property as provided in the Deposit
Agreement and shall continue to
deliver Deposited Securities together
with any dividends or other
distributions received with respect
thereto and the net proceeds of the
sale of any rights or other property in
exchange for Receipts surrendered to
the Depositary after deducting in
each case the fee of the Depositary
for the surrender of a Receipt any
expenses for the account of the
Owner of such Receipt in accordance
with the terms and conditions of the
Deposit Agreement and any
applicable taxes or governmental
charges  At any time after the
expiration of one year from the date
of termination the Depositary may
sell the Deposited Securities then
held under the Deposit Agreement
and may thereafter hold uninvested
the net proceeds of any such sale
together with any other cash then
held by it thereunder unsegregated
and without liability for interest for
the pro rata benefit of the Owners of
Receipts which have not theretofore
been surrendered such Owners
thereupon becoming general
creditors of the Depositary with
respect to such net proceeds  After
making such sale the Depositary
shall be discharged from all
obligations under the Deposit
Agreement except to account for
such net proceeds and other cash
after deducting in each case the fee
of the Depositary for the surrender of
a Receipt any expenses for the
account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement and any applicable taxes
or governmental charges and except
for its obligations to the Company
under Section 508 of the Deposit
Agreement  Upon the termination of
the Deposit Agreement the Company
shall be discharged from all
obligations under the Deposit
Agreement except for its obligations
to the Depositary with respect to
indemnification charges and
expenses
22.	COMPLIANCE WITH US
SECURITIES LAWS
      Notwithstanding anything in
the Deposit Agreement or this
Receipt to the contrary the Company
and the Depositary each agrees that it
will not exercise any rights it has
under the  Deposit Agreement to
prevent the withdrawal or delivery of
Deposited Securities in a manner
which would violate the US
securities laws including but not
limited to Section IA1 of the General
Instructions to the Form F6
Registration Statement as amended
from time to time under the
Securities Act of 1933




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